THE ADVISORS' INNER CIRCLE FUND

                         ALPHAONE SMALL CAP GROWTH FUND
                         ALPHAONE MICRO CAP EQUITY FUND
                   (EACH A "FUND" AND, TOGETHER, THE "FUNDS")

                        SUPPLEMENT DATED AUGUST 26, 2011
                                     TO THE
         PROSPECTUS DATED APRIL 1, 2011, AS SUPPLEMENTED APRIL 27, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE FUNDS' PROSPECTUS DATED APRIL 1, 2011, AS SUPPLEMENTED APRIL 27, 2011 (THE "PROSPECTUS") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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SHARES PURCHASED ON OR AFTER AUGUST 26, 2011 MAY BE SUBJECT TO A REDEMPTION FEE.
ACCORDINGLY,  THE  PROSPECTUS  IS  SUPPLEMENTED  AS  FOLLOWS:

THE FOLLOWING IS ADDED TO THE BEGINNING OF EACH FUND'S "FUND FEES AND EXPENSES" SECTION BEGINNING ON PAGES 1 AND 6 OF THE PROSPECTUS:

SHAREHOLDER  FEES  (FEES  PAID  DIRECTLY  FROM  YOUR  INVESTMENT)

Redemption Fee (as a percentage of amount redeemed,
if shares redeemed have been held  for  less  than  90  days)              2.00%

THE  FOLLOWING  IS ADDED AS THE SECOND BULLET POINT AFTER THE THIRD PARAGRAPH OF
THE EXCESSIVE TRADING POLICIES AND PROCEDURES IN THE "OTHER POLICIES" SECTION BEGINNING ON PAGE 30 OF THE PROSPECTUS:

         o Each Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in "Redemption Fee").

THE FOLLOWING IS ADDED FOLLOWING THE EXCESSIVE TRADING POLICIES AND PROCEDURES IN THE "OTHER POLICIES" SECTION BEGINNING ON PAGE 30 OF THE PROSPECTUS:

REDEMPTION  FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, each Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Funds or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. Each Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, each Fund recognizes that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.

Each Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include, but are not limited to, the following:
(i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders;
(ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 ACP-SK-004-0100